UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

ICF International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(703) 934-3000

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	ICFI	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K of ICF International, Inc. filed with the Securities Exchange Commission (the “SEC”) on June 8, 2022 (the “Original Current Report”), in which ICF International, Inc. reported, among other events, the execution of an Equity Purchase Agreement, dated as of June 8, 2022, by and among, ICF Incorporated, L.L.C., SemanticBits, LLC, Ramprakash Chilukuri, Vinay Kumar, and Ramprakash Chilukuri (in his capacity as sellers’ representative) (the “Equity Purchase Agreement”).

This Amendment is solely for the purpose of filing the Equity Purchase Agreement as a material agreement on Exhibit 10.1 to the Original Current Report and to revise the exhibit index in Item 9.01 of the Original Current Report to reflect the inclusion of Exhibit 10.1.

Except as noted above, this Amendment does not amend, modify or update in any way the disclosures made under Items 1.01 and 7.01 of the Original Current Report. Interested parties should refer to the Original Current Report to review the disclosures made under Items 1.01 and 7.01 and the exhibits previously filed pursuant to Item 9.01.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Equity Purchase Agreement, dated as of June 8, 2022, by and among, ICF Incorporated, L.L.C., SemanticBits, LLC, Ramprakash Chilukuri, Vinay Kumar, and Ramprakash Chilukuri (in his capacity as sellers’ representative)*†
99.1	Press Release dated June 8, 2022±
99.2	Investor Presentation dated June 8, 2022±
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Annexes, schedules, exhibits, and similar attachments to the Equity Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to supplementally furnish a copy of such omitted materials to the SEC upon request.

†
Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to supplementally furnish an unredacted copy of this Exhibit to the SEC upon request.

±	Previously filed with the Original Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: July 1, 2022	By:	/s/ James E. Daniel
James E. Daniel Executive Vice President and General Counsel